                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                August 14, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
- --------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)

   NEW JERSEY                         1-1-432                  22-2429994
- -----------------               ------------------         ----------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                               Number)

                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182

                               Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724


- --------------------------------------------------------------------------------
         (Former name or former address, if changed from last report)
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                                      -2-


        Item 5.  Other Events
                 ------------

                 Roberts Pharmaceutical Corporation announced that it has entered into a Letter of Intent with Monarch Pharmaceuticals, Inc. concerning Roberts' intentions to sell the COMHIST(R), NUCOFED(R) and QUIBRON(R) lines of pharmaceutical products.

        Roberts intends to sell to Monarch which intends to purchase, all the U.S. rights, titles and interests in the COMHIST(R), NUCOFED(R) AND QUIBRON(R) product lines, including all intellectual properties, regulatory dossiers and approvals, formulations, trademarks, sales contracts and the like. The parties intend to commence negotiations leading to a definitive asset purchase agreement as soon as possible.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROBERTS PHARMACEUTICAL CORPORATION
                                ----------------------------------
                                        (Registrant)



Date:  August 20, 1996         By:  /s/ Anthony A. Rascio
                                  ------------------------------
                                  Anthony A. Rascio
                                  Vice President